UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2024

PIONEER FLOATING RATE FUND, INC.

(Registrant)

PIONEER DIVERSIFIED HIGH INCOME FUND, INC.

PIONEER HIGH INCOME FUND, INC.

PIONEER MUNICIPAL HIGH INCOME FUND, INC.

PIONEER MUNICIPAL HIGH INCOME ADVANTAGE FUND, INC.

PIONEER MUNICIPAL HIGH INCOME OPPORTUNITIES FUND, INC.

(Co-Registrants)

(Exact name of registrant as specified in its charter)

Maryland

811-21654

(Pioneer Floating Rate Fund, Inc.)

811-22014

(Pioneer Diversified High Income Fund, Inc.)

811-21043

(Pioneer High Income Fund, Inc.)

811-21321

(Pioneer Municipal High Income Fund, Inc.)

811-21409

(Pioneer Municipal High Income Advantage Fund, Inc.)

811-23699

(Pioneer Municipal High Income Opportunities Fund, Inc.)

58-2683903

(Pioneer Floating Rate Fund, Inc.)

20-8779403

(Pioneer Diversified High Income Fund, Inc.)

02-0563892

(Pioneer High Income Fund, Inc.)

03-0512430

(Pioneer Municipal High Income Fund, Inc.)

81-0634319

(Pioneer Municipal High Income Advantage Fund, Inc.)

87-0966308

(Pioneer Municipal High Income Opportunities Fund, Inc.)

(State or other jurisdiction of incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

60 State Street, Boston, MA		02109
(Address of principal executive offices)		(Zip Code)

1-617-742-7825

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PHD	New York Stock Exchange
Common Stock	HNW	NYSE American
Common Stock	PHT	New York Stock Exchange
Common Stock	MHI	New York Stock Exchange
Common Stock	MAV	New York Stock Exchange
Common Stock	MIO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to section 13(a) of the Exchange Act.

Item 8.01	Other Events.

Amundi Asset Management US, Inc. (the “Adviser”), each fund’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.

The closing of the Transaction would cause each fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, each fund’s Board of Directors will be asked to approve a new investment advisory agreement for the fund with Victory Capital Management Inc., an affiliate of Victory Capital. If approved by the Board, each fund’s new investment advisory agreement will be submitted to the shareholders of the fund for their approval. There is no assurance that the Board or the shareholders of the fund will approve the new investment advisory agreement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press Release, dated July 19, 2024

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 19, 2024

Pioneer Floating Rate Fund, Inc.
Pioneer High Income Fund, Inc.
Pioneer Diversified High Income Fund, Inc.
Pioneer Municipal High Income Fund, Inc.
Pioneer Municipal High Income Advantage Fund, Inc.
Pioneer Municipal High Income Opportunities Fund, Inc.

/s/ Christopher Kelley
Name: Christopher Kelley
Title: Secretary